                                                                    EXHIBIT 99.1

                                      Filed by Sybase, Inc.
                                      Pursuant to Rule 425 under
                                      the Securities Act of 1933
                                      Subject Company: New Era of Networks, Inc.
                                      Commission File No. 000-22043


                                                    FOR PRESS INQUIRIES CONTACT:
                                                                 Rick Myllenbeck
                                                                    Sybase, Inc.
                                                                    510/922-8506
                                                             925/980-3154 (cell)
                                                      rick.myllenbeck@sybase.com

                                                                    Lesley Pearl
                                                      The Weber Group for Sybase
                                                                    415/616-6145
                                                        lpearl@ca.webergroup.com

                                                FOR FINANCIAL INQUIRIES CONTACT:
                                                                   John Cummings
                                                       Sybase Investor Relations
                                                                  (510) 922-8797
                                                        john.cummings@sybase.com

                         SYBASE AGREES TO ACQUIRE NEON,
                     ACCELERATES POTENT E-BUSINESS STRATEGY

             COMBINATION OF PORTAL AND E-BUSINESS LEADERS TO CREATE
                      POWERHOUSE IN B2B STRATEGIC SOLUTIONS

SYNOPSIS:

Sybase, Inc., signs an agreement to acquire New Era of Networks, Inc. (NEON), a leading e-Business application integration company.

     o Stock-for-stock trade valued at approximately $373 million

     o NEON will become a part of a new e-Business Division that Sybase plans to create upon closing of the acquisition

     o The combination fuels Sybase's e-Business infrastructure strategy

EMERYVILLE, CA - FEBRUARY 20, 2001 - Solidifying its leadership position as an innovative builder of e-Business solutions, Sybase, Inc., (NASDAQ: SYBS) today announced that it has signed an agreement to acquire New Era of Networks, Inc. (NASDAQ: NEON) in a stock-for-stock transaction valued at approximately $373 million.

         The acquisition, expected to be completed in the second quarter of 2001, is intended to significantly advance Sybase's strategy to provide the most advanced, complete, integrated e-Business solutions for doing business on the Web.

         Denver, Colorado-based NEON offers a complete range of enterprise application integration products and services in the application-to-application
(A2A) space. Key NEON products include NEONProcess Server, NEON e-Biz Integrator, and pre-packaged solutions called NEON Adapters that are designed to work with specific off-the-shelf applications and standards. With NEON Adapters, customers can easily integrate best of class ERP, CRM, supply-chain management and e-Commerce applications including those from SAP, Siebel, i2 and BroadVision.

         The agreement to acquire NEON comes just four weeks after Sybase announced record earnings, and rounds-out a three-year re-engineering effort that successfully transformed the company from a database supplier to a fully integrated provider of e-Business solutions. The alliance with NEON is also expected to build on Sybase's strength as a global supplier of software solutions for all enterprises.

         "In today's unforgiving Web-enabled business environment, customers demand powerful, open, integrated e-Business solutions and services to expand their markets and increase their competitiveness on a global scale," said John Chen, chairman, president and CEO of Sybase. "With NEON, Sybase will be able to capitalize on the most important segment of the e-Business marketplace - one that necessitates the integration of existing applications with new e-Business applications. With this, Sybase can join the top-echelon of e-Business infrastructure providers, capably servicing some of the most demanding environments in the world."

DETAILS OF THE AGREEMENT

         Under the terms of the agreement, each share of NEON common stock will be converted into 0.3878 shares of Sybase common stock, which represents an implied offer price per share of $ 9.50, and results in a net purchase price of approximately $373 million, based on the $24.50 per share closing price of Sybase common stock on February 20, 2001. The exchange offer will be followed by a merger in which Sybase common stock will be issued at the same exchange ratio paid in the exchange offer. The acquisition will be accounted for as a purchase and will be tax-free to NEON stockholders. The transaction is expected to be completed in the second quarter of Sybase's fiscal year 2001, pending governmental approval. The company believes that the transaction will be accretive to earnings in fiscal year 2002. The acquisition has been approved by the boards of directors of both companies and is also subject to the tender of a majority of the outstanding fully-diluted shares of NEON common stock and other customary closing conditions.

PRODUCT INTEGRATION AND ROADMAP

         Upon completion of the acquisition, Sybase plans to create a new e-Business Division, integrating NEON and elements of its product lines and offerings with Sybase's flagship Enterprise Portal (EP) solution. This new division will focus on combining the companies' expertise in enterprise portals, Internet applications and enterprise integration to offer the most complete and competitive enterprise e-Business software suite on the market. Customers will benefit from streamlined software solutions that promote the rapid deployment of IT solutions needed for their success in the e-Business world.

         "Sybase is leading the way for customers to deploy e-Business platforms and solutions," said Rick Adam, chairman and CEO of New Era of Networks, Inc. "We are excited about joining the Sybase team to help give customers open, scalable, flexible platforms, and as close to one-stop shopping as possible. Additionally, the strong cultural and product fit between Sybase and NEON provides us with the opportunity to shape the future of the industry."

THE COMBINED COMPANY

         With the acquisition, Sybase will have approximately 5,500 employees and more than 43,000 customers worldwide. Under the Sybase e-Business Division mantle - to be headed by Adam as its president - the companies plan to serve an expanded market with the opportunity to provide synergies including:

       o Joint development of new e-Business and application integration solutions

       o Complementary customers with strong cross-sell opportunities in e-Business, m-Business and online banking

       o Broadening into new vertical markets to include manufacturing, distribution, retail and utilities as well as adding strength in Sybase vertical strongholds such as financial services, telecommunications, healthcare and the public sector

       o Increased channel influence into Global 2000 enterprises

       o Expanded worldwide sales with a highly-effective global sales team with demonstrated expertise in e-Business

       o World-class management and expertise to ensure execution excellence

ABOUT SYBASE, INC.

         Sybase provides enterprise-class software solutions that fuel e-Business and enable access to information anytime, anyplace. With its industry-leading Enterprise Portal, mobile and wireless and vertical market solutions, Sybase is one of the largest global independent software companies in the world. For more information, visit the Sybase Web site: www.sybase.com.

ABOUT NEON

         NEON enables e-Business with a suite of products designed to overcome the inherent "language barriers" of a company's various applications, systems, platforms, and protocols. By allowing these disparate operations to share information and "talk" with one another-as well as the Internet-businesses can automate end-to-end processes seamlessly, profiting from Internet speed and increased volume. For more information, visit the NEON Web site: www.neonsoft.com.

Sybase, Enterprise Portal, iAnywhere and Financial Fusion are trademarks or registered trademarks of Sybase, Inc. or its subsidiaries. All other company and product names mentioned might be trademarks of the companies with which they are associated.

FORWARD LOOKING STATEMENT: The above news release contains forward-looking statements regarding Sybase's proposed acquisition of NEON that involve risks and uncertainties, including statements regarding the effect of this transaction on Sybase's earnings and its business, Sybase's expectations regarding the success of NEON's products in Sybase's product lines, and Sybase's expectations regarding the growth of the e-Business market generally. Actual results may not be realized, or may vary materially from results that may be discussed in these forward-looking statements. Factors that may affect actual results include the risks inherent in completing the acquisition of NEON on a timely basis, if at all, the successful integration of NEON into

Sybase's business, the, timely development and market acceptance of the products and services of the combined companies, Sybase's ability to remain competitive in a highly competitive and rapidly changing marketplace, and the other risks detailed from time to time in each company's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, Sybase's report on Form 10-K for the fiscal year ended December 31, 1999 and its reports on Form 10-Q for its fiscal quarters ending March 31, June 30 and September 30, 2000.

ADDITIONAL INFORMATION: We urge investors and security holders to read the following documents, when they become available, because they will contain important information about Sybase, NEON, the proposed acquisition and related matters:
- Sybase's preliminary prospectus, prospectus supplements, final prospectus, and tender offer materials.
- Sybase's Registration Statement on Form S-4 and Schedule TO containing or incorporating by reference such documents and other information.
- NEON's Solicitation/Recommendation Statement on Schedule 14D-9.
These documents and amendments to these documents will be filed with the U.S. Securities and Exchange Commission. In addition to these documents, Sybase and NEON file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed by Sybase and NEON at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on public reference rooms. Sybase's and NEON's filings with the SEC are also available to the public from commercial document-retrieval services and the Web site maintained by the SEC at http://www.sec.gov.

                                     # # # #